UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 15, 2026

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 15, 2026, FOXO Technologies Inc. (the “Company”) entered into a Settlement Agreement and Release (the “Settlement Agreement”) with J.H. Darbie & Co., Inc. (“J.H. Darbie”) to resolve all amounts owed under the Finder’s Fee Agreement (as amended), the Advisory Agreement (as amended), and the Private Placement Agreement (as amended) (together, the “J.H. Darbie Agreements”), each of which had terminated pursuant to its terms.

Pursuant to the Settlement Agreement, in full and complete satisfaction of all present and future obligations to J.H. Darbie under the J.H. Darbie Agreements, the Company agreed to: (i) issue to J.H. Darbie 400 shares of the Company’s Series D Cumulative Convertible Redeemable Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), convertible into shares of the Company’s Class A Common Stock; and (ii) pay J.H. Darbie an aggregate of $175,000 in cash in seven equal monthly installments of $25,000, commencing no later than May 31, 2026, and continuing through December 31, 2026. In the event of a payment default, J.H. Darbie may elect to convert the then-outstanding unpaid balance into shares of Class A Common Stock at 90% of the 20-day volume-weighted average price, subject to a 4.99% beneficial ownership limitation. J.H. Darbie is also entitled to piggyback registration rights with respect to shares issuable upon conversion of the Series D Preferred Stock and upon any conversion of outstanding debt.

The parties exchanged mutual releases of all claims arising under the J.H. Darbie Agreements. The Settlement Agreement is governed by the laws of the State of New York.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In connection with the Settlement Agreement, the Company issued 400 shares of Series D Preferred Stock to J.H. Darbie, convertible into shares of Class A Common Stock in accordance with the Series D Preferred Stock Certificate of Designation. In addition, in the event of a payment default under the Settlement Agreement, the then-outstanding unpaid balance of the cash payment obligation (and any accrued late fees) may become convertible into shares of Class A Common Stock at the election of J.H. Darbie as further described in Item 1.01 above.

The issuance of the foregoing securities was made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. J.H. Darbie represented to the Company that it is an “accredited investor” as defined in Rule 501(a) of Regulation D. No general solicitation or advertising was used in connection with the offering. No underwriters were engaged, and no commissions or other remuneration were paid in connection with the issuance of the foregoing securities. The securities are subject to restrictions on transfer under applicable federal and state securities laws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2026, Rennova Health, Inc. (which is controlled by the Company’s CEO) (the “Majority Stockholder”), a shareholder representing a majority of the voting control of the Company, approved certain actions by written consent (the “Written Consent”). The Board of Directors of the Company fixed May 18, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to execute a written consent approving the below action. As of the Record Date, the Majority Stockholder held approximately 95.56% of the Company’s voting rights directly or through proxy. Pursuant to the Written Consent, the Majority Stockholder approved:

1.	An amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s issued and outstanding Class A Common Stock (the “Common Stock”) at any time before November 30, 2026, at a ratio ranging from one-for-one thousand (1:1,000) to one-for-ten thousand (1:10,000) (the “Reverse Split”), with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of the Company’s stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split. For the avoidance of doubt, the reverse stock split previously approved by the Board on August 27, 2025 and by the Majority Stockholder on September 2, 2025 (as disclosed in the Company’s Preliminary Information Statement filed on Schedule 14C in September 2025) has been abandoned and will not be effected. For information regarding the circumstances giving rise to the current reverse split proposal, including the exchange of certain preferred stock for senior unsecured non-convertible promissory notes as disclosed in the Company’s Current Report on Form 8-K filed on May 18, 2026, stockholders are encouraged to review the Company’s recent filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

The Company has filed a preliminary Information Statement on Schedule 14C with the U.S. Securities and Exchange Commission with respect to the matter approved by the Majority Stockholder (the “PRE 14C”) on May 20, 2026 and, as soon as it may do so, will mail the definitive Information Statement on Schedule 14C to its stockholders of record as of the Record Date. The Reverse Split will then be effective no earlier than 20 days after the mailing. The Reverse Split is also subject to approval by the Financial Industry Regulatory Authority (“FINRA”), and the Company has filed the requisite application with FINRA. Further detail regarding  the Reverse Split is found in the PRE 14C.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Settlement Agreement and Release, dated as of May 15, 2026, by and between FOXO Technologies Inc. and J.H. Darbie & Co., Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: May 22, 2026	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

3